INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 28, 2018

TO THE PROSPECTUS DATED FEBRUARY 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Treasury Collateral ETF (the “Fund”)

On page 70 of the Prospectus, the second paragraph of the section titled “Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The Underlying Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Fund expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of 12 months.

On page 83 of the Prospectus, the first paragraph of the section titled “Additional Information About the Funds’ Strategies and Risks – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Each Fund generally will invest at least 80% of its total assets in the components that comprise its respective Underlying Index (except Invesco CEF Income Composite ETF and Invesco Variable Rate Preferred ETF, each of which will invest at least 90% of its total assets in securities included in its Underlying Index). Invesco Treasury Collateral ETF expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of 12 months. Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to seek to track the investment results, before fees and expenses, of its Underlying Index. The Adviser (and for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Sub-Adviser) seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

On page 106 of the Prospectus, the first paragraph of the section titled “Non-Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Each Fund, after investing at least 80% (and, for Invesco CEF Income Composite ETF and Invesco Variable Rate Preferred ETF, at least 90%) of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities (including other funds) not included in its Underlying Index, and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom),convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). However, Invesco Treasury Collateral ETF expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of 12 months. Convertible securities and structured notes may be used by certain funds in seeking performance that corresponds to its respective Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to, and deletions from, each Fund’s Underlying Index to fully settle in the portfolio composition of that Fund.

Please Keep This Supplement For Future Reference.

P-CLTL-PRO-1-SUP-1 112818